MANAGEMENT AND ADMINISTRATION AGREEMENT AMENDING AGREEMENT
THIS AGREEMENT made as of the 1st day of June, 2002, BETWEEN: JBM ENTERTAINMENT INC., a corporation incorporated under the laws of Nova Scotia,
(hereinafter called "JBM") OF THE FIRST PART; and VISUAL BIBLE INTERNATIONAL, INC., a corporation incorporated under the laws of Florida, (hereinafter called "Visual")
OF THE SECOND PART.
WHEREAS:
A. JBM and VBI are parties to a Management and Administration Agreement made as of June 1, 2002 (the "Management Agreement");
B. JBM agreed to provide certain services to VBI pursuant to paragraph 2 of the Management Agreement and was granted certain approval rights pursuant to paragraph 3 of the Management Agreement;
C. Velveteen Consulting, Inc. (With respect to the services of Mr. Garth Drabinsky) and 1485352 Ontario Ltd. (With respect to the services of Mr. Myron Gottlieb), both Canadian-controlled companies (collectively, the "Canadian Consultants") are providing consulting services to JBM in connection with JBM's duties and responsibilities under the Management Agreement;
D. The parties desire to amend the Management Agreement to clarify that the services of JBM to VBI pursuant to paragraph 2 of the Management Agreement includes the services of the Canadian Consultants and the approval rights of JBM, pursuant to paragraph 3 of the Management Agreement will be exercised solely by the Canadian Consultants and not by JBM.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants hereinafter contained and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged by each of the parties hereto), the parties hereto covenant and agree as follows:
1.   MEANING OF TERMS USED HEREIN
     For purposes of this Agreement, unless the context hereof otherwise requires, all terms used herein which are defined in the Management Agreement shall have the respective meanings ascribed thereto in the Management Agreement.
2.   AMENDMENT TO PARAGRAPH 2 OF THE MANAGEMENT AGREEMENT
     Paragraph 2 of the Management Agreement is hereby amended by adding the following after the words"..., and JBM..." in the first sentence of paragraph 2:
     "Together with its Canadian-controlled consultants (collectively, the "Canadian Consultants") Velveteen Consulting Inc. And 1485352 Ontario Ltd.,..."
3.   AMENDMENT TO PARAGRAPH 3 OF THE MANAGEMENT AGREEMENT
     Paragraph 2 of the Management Agreement is hereby amended by deleting the words "except as approved by JBM" in the first sentence of subparagraph (a) and substituting therefor the following:
     "(a) except as approved by the Canadian Consultants,...".
4.   EXERCISE OF APPROVAL RIGHTS BY THE CANADIAN CONSULTANTS
     For greater certainty, VBI hereby expressly acknowledges and agrees that the approval rights referred to in paragraph 3 of the Management Agreement will be exercised exclusively by the Canadian Consultants, acting on an independent basis, and not by JBM or under the direction of JBM.
5.   EFFECT OF AMENDING AGREEMENT
     The parties hereby agree that, except as amended by this Agreement, the Management Agreement shall remain in full force and effect and is otherwise unamended as of the date hereof.
IN WITNESS WHEREOF the parties have executed this Agreement this 29th day of January 2003 to be effective as of June 1, 2002.
JBM ENTERTAINMENT INC.
By: /s/ Joel B. Michaels
Name: Joel B. Michaels
Title: President
VISUAL BIBLE INTERNATIONAL, INC.
By: /s/ Harold Kramer
Name: Harold Kramer
Title: Executive Vice President and Chief Financial Officer
The undersigned hreby confirm that they have reviewed the terms of the foregoing Agreement and agree to abide by the terms which relate to the undersigned.
VELVETEEN CONSULTING INC.
By: /s/ Garth Drabinsky
Title: President
1485352 ONTARIO LTD.
By: /s/ Myron Gottlieb
Title: President